                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 23, 2002

                        --------------------------------


                       TRI-STATE OUTDOOR MEDIA GROUP, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            KANSAS                   33-59137                  48-1061763
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(STATE OR OTHER JURISDICTION       (COMMISSION               (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)


                  3416 HIGHWAY 41 SOUTH, TIFTON, GEORGIA 31793
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 732-8261

                  --------------------------------------------

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         On April 25, 2002, certain holders of the Registrant's 11% Notes due 2008 (the "Senior Notes"), filed an involuntary bankruptcy petition against the Registrant in the United States Bankruptcy Court for the Middle District of Georgia, Case No. 02-70596, pursuant to Section 303 of the Bankruptcy Code. On April 26, 2002, the Registrant consented to the entry of an order for relief. On or about May 14, 2002, the United States Trustee appointed an official committee of unsecured creditors (the "Creditors' Committee") pursuant to Bankruptcy Code
Section 1102. During the period of reorganization, the Registrant has continued to operate its business and manage its properties as a debtor-in-possession.

         On November 13, 2002, the Creditors' Committee submitted an Amended Disclosure Statement for the Amended Plan of Reorganization Proposed by the Official Committee of Unsecured Creditors (the "Disclosure Statement") and also filed the Amended Plan of Reorganization Proposed by the Official Committee of Unsecured Creditors (the "Plan"). On October 28, 2002, the Registrant had filed a competing plan of reorganization and disclosure statement, but decided to forego proceeding with its plan of reorganization. A hearing on the confirmation of the Plan was held on December 19, 2002, and the order confirming the Plan (the "Confirmation Order") was entered on December 23,
2002 (the "Confirmation Date"). Under the terms of the Confirmation Order, certain conditions precedent, which were set forth in the Plan and the Confirmation Order, existed to the effectiveness of the Plan. These conditions precedent are described in more detail below. As used in the Plan and the Confirmation Order, the term "Effective Date" means the later of (i) twenty
(20) days after entry of Confirmation Order or (ii) the first business day following satisfaction of the conditions precedent to the Effective Date specified in Section 13.2 of the Plan, unless otherwise waived as provided in the Plan. Among other things, as described below, the Plan will result in the surrender of all instruments evidencing or securing an impaired claim to the Registrant on the Effective Date, the surrender of all allowed Senior Note Claims (as defined in the Plan), the extinguishment of the Registrant's common stock existing prior to the Effective Date and the issuance of new shares of common stock of Registrant, all as provided in the Plan.

Summary of the Plan of Reorganization

         A. Summary of Distributions to be Made Pursuant to the Committee Plan


         CLASS                           COMMITTEE PLAN TREATMENT                    ESTIMATED     COMMITTEE
                                                                                      RECOVERY        PLAN
                                                                                                    SECTION
-------------------------------------------------------------------------------------------------------------


         CLASS                           COMMITTEE PLAN TREATMENT               ESTIMATED      COMMITTEE
                                                                                RECOVERY         PLAN
                                                                                                SECTION
-----------------------------------------------------------------------------------------------------------------
Administrative Claims    Unless otherwise provided for in the Committee Plan,     100%           5.1
                         each holder of an Allowed Administrative Claim shall
                         receive Cash equal to 100% of the unpaid amount of
                         such Allowed Administrative Claim on the later of (a)
                         the Effective Date; (b) the first Business Day after
                         the date that is thirty (30) calendar days after the
                         date such Administrative Claim becomes an Allowed
                         Claim; or (c) such other date established pursuant to
                         the terms of any Final Order of the Bankruptcy Court,
                         which may include the Confirmation Order. Allowed
                         Administrative Claims for goods sold or services
                         rendered representing liabilities incurred by
                         Tri-State in the ordinary course of business during
                         the Chapter 11 Case shall be paid by Reorganized
                         Tri-State in the ordinary course of business in
                         accordance with the terms and conditions of any
                         agreements, understandings, or trade terms relating
                         thereto, or pursuant to the terms of a Final Order of
                         the Bankruptcy Court, which may include the
                         Confirmation Order. Notwithstanding the foregoing,
                         the holder of an Allowed Administrative Claim may
                         receive such other, less favorable treatment as may
                         be agreed upon by such holder and the Creditors'
                         Committee or Reorganized Tri-State, as applicable.
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Priority Tax Claims      This class consists of all claims of the kind            100%           5.3
                         specified in Section 507(a)(8) of the Bankruptcy
                         Code. Allowed Claims in this class shall receive, at
                         the option of the Committee or Reorganized Tri-State,
                         either (i) Cash equal to 100% of the unpaid amount of
                         such Allowed Priority Tax Claim or (ii) annual Cash
                         payments commencing on the to occur of (x) the
                         Effective Date or (y) thirty (30) calendar days after
                         the date such Priority Tax Claim becomes an Allowed
                         Claim, over a period not exceeding six (6) years
                         after the date of assessment of such Allowed Priority
                         Tax Claim. Interest shall accrue on the unpaid
                         balance from and after the Effective Date at the
                         federal judgment statutory rate and shall be paid
                         quarterly in arrears. Notwithstanding the foregoing,
                         the holder of an Allowed Priority Tax Claim may
                         receive such other, less favorable treatment as may
                         be mutually agreed upon between such holder and the
                         Creditors' Committee or Reorganized Tri-State, as
                         applicable.
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Fee Claims               This class consists of all claims for compensation or    100%           5.4
                         reimbursement of expenses pursuant to Sections 327,
                         328, 330, 331, 503(b)(2), 503(b)(3) or 503(b)(4) of
                         the Bankruptcy Code. Allowed Claims in this class
                         shall be paid in full in Cash equal to 100% of the
                         Amount of such Fee Claim as such amounts as are
                         allowed by the Bankruptcy Court (a) on the later of
                         (i) the Effective Date, and (ii) a date which is no
                         later than five (5) Business Days after the date
                         entry of an Order of the Bankruptcy Court accessing
                         such fee Claim, or (b) upon such other, less
                         favorable terms as may be mutually agreed upon
                         between the Holder of a Fee Claim and the Creditors'
                         Committee or Reorganized Tri-State, as applicable.

         CLASS                           COMMITTEE PLAN TREATMENT                    ESTIMATED     COMMITTEE
                                                                                      RECOVERY        PLAN
                                                                                                    SECTION
-------------------------------------------------------------------------------------------------------------
Class 1:                 In accordance with Section 1126(f) of the Bankruptcy         100%           6.1
                         Code, the holders of Allowed Secured Prepetition
Secured Prepetition      Claims of Ableco are conclusively presumed to accept
Claims of Ableco         the Committee Plan and are not entitled to vote on
                         the Committee Plan in the Committee's view. Under the
                         Committee Plan, on the later of: (i) the Effective
                         Date and (ii) the first (1st) Business Day after the
                         date that is thirty (30) calendar days after the date
                         such Secured Claim becomes an Allowed Claim, the
                         holder of such Allowed Secured Claim shall receive
                         the payment of such holder's Allowed Secured Claim in
                         full, in Cash. Notwithstanding the foregoing, the
                         holder of the Allowed Prepetition Secured Claim of
                         Ableco may receive such other, less favorable
                         treatment as may be agreed upon by such holder and
                         the Creditors' Committee or Reorganized Tri-State, as
                         applicable.
---------------------------------------------------------------------------------------------------------------
Class 2:                 Claims in Class 2 are not Impaired under the                 100%           6.2
                         Committee Plan in the Committee's view. In accordance
Secured Claims of        with section 1126(f) of the Bankruptcy Code, the
Courtesy Leasing         holders of Allowed Secured Claims of Courtesy Leasing
                         are conclusively presumed to accept the Committee
                         Plan and are not entitled to vote on the Committee
                         Plan in the Committee's view. Under the Committee
                         Plan, on the later of: (i) the Effective Date and
                         (ii) the first (1st) Business Day after the date that
                         is thirty (30) calendar days after the date such
                         Secured Claim becomes an Allowed Claim, the holder of
                         such Allowed Secured Claim shall receive the payment
                         of such holder's Allowed Secured Claim in full, in
                         Cash. Notwithstanding the foregoing, the Holder of
                         the Allowed Secured Claim of Courtesy Leasing may
                         receive such other, less favorable treatment as may
                         be agreed upon by such holder and the Creditors'
                         Committee or Reorganized Tri-State, as applicable.
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Class 3:                 Claims in Class 3 are not Impaired under the                 100%           6.3
                         Committee Plan. On the later of: (i) the Effective
Other Secured Claims     Date and (ii) the first (1st) Business Day after the
                         date that is thirty (30) calendar days after the date
                         such Claim becomes an Allowed Other Secured Claim,
                         each holder of an Allowed Other Secured Claim shall
                         receive such treatment that either: (a) leaves
                         unaltered the legal, equitable, or contractual rights
                         to which the holder of such Allowed Other Secured
                         Claim is entitled or (b) leaves such Allowed Other
                         Secured Claim holder not Impaired pursuant to Section
                         1124(2) of the Bankruptcy Code. Notwithstanding the
                         foregoing, the holder of an Allowed Other Secured
                         Claim may receive such other, less favorable
                         treatment as may be agreed to by such holder and the
                         Creditors' Committee or Reorganized Tri-State, as
                         applicable.
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Class 4:                 Claims in Class 4 are not Impaired under the                 100%           6.4
                         Committee Plan. On the later of (a) the Effective
Allowed Priority Non-    Date and (b) the first Business Day after the date
Tax Claim                that is thirty (30) Non-Tax Claims calendar days
                         after the date such Priority becomes an Allowed
                         Claim, each holder of an Allowed Priority Non-Tax
                         Claim will be entitled to receive payment, in Cash,
                         in an amount equal to 100% of the unpaid amount of
                         its Allowed Priority Non-Tax Claim. Notwithstanding
                         the foregoing, the holder of an Allowed Priority
                         Non-Tax Claim may receive such other, less favorable
                         treatment as may be agreed to by such holder and the
                         Creditors' Committee or Reorganized Tri-State, as
                         applicable.

         CLASS                           COMMITTEE PLAN TREATMENT                   ESTIMATED     COMMITTEE
                                                                                    RECOVERY        PLAN
                                                                                                   SECTION
-------------------------------------------------------------------------------------------------------------
Class 5:                  Claims in Class 5 are Impaired under the Committee        100%           6.5
                          Plan. On the later of: (a) the Effective Date or (b)
Allowed Unsecured         the first Business Day after the date that is thirty
Claims other than the     (30) days after the Claim becomes an Allowed
Senior Note Claims or     Unsecured Claim, each holder of an Allowed Unsecured
any claims arising under, Claim will receive Cash equal to 100% of the unpaid
or by virtue of, the      amount of such Allowed Unsecured Claim.
foregoing,                Notwithstanding the the Indenture holder of an
                          Allowed Unsecured Claim may receive such other, less
                          favorable treatment as may be agreed to by such
                          holder and the Creditors' Committee or Reorganized
                          Tri-State, as applicable.
-------------------------------------------------------------------------------------------------------------
Class 6:                  Claims in Class 6 are Impaired under the Committee        60% - 80%      6.6
                          Plan. On the Effective Date, the Old Common Stock
Senior Note Claims and be will extinguished and the New Common Stock Amount any claims arising under, will be issued and delivered to the Trustee to be
or by virtue of, the      held and distributed to the Holders of the Senior
Indenture                 Notes. Each such Holder shall receive such holder's
                          Pro Rata Share of the New Common Stock Amount.
-------------------------------------------------------------------------------------------------------------
Class 7:                  Claims in Class 7 are Impaired under the Committee        0%             6.7
                          Plan. No Distributions will be made on account of
Subordinated              Claims Subordinated Claims under the Committee Plan
                          and such Claims shall be discharged and released on
                          the Effective Date. In accordance with Section
                          1126(g) of the Bankruptcy Code, the holders of
                          Subordinated Claims are conclusively presumed to
                          reject the Committee Plan and the votes of such
                          holders will not be solicited with respect to such
                          Claims.
-------------------------------------------------------------------------------------------------------------
Class 8:                  Interests in Class 8 are Impaired under the Committee     0%             6.8
                          Plan. On the Effective Date, the Old Common Stock
Old Common Stock          shall be extinguished and the holders of the Old
Interests                 Common Stock Interests shall receive no Distribution
                          of any kind under the Committee Plan. In accordance
                          with Section 1126(g) of the Bankruptcy Code, the
                          holders of Subordinated Claims are conclusively
                          presumed to reject the Committee Plan and the votes
                          of such holders will not be solicited with respect to
                          such Claims.


Amended Charter and By-laws; Common Stock

         On or prior to the date that is ten (10) calendar days prior to the Effective Date, the Company will be reincorporated in Delaware. The Certificate of Incorporation shall authorize the issuance of not more than 10,000,000 shares of common stock of the Registrant. Except as provided in the Plan, no additional shares of common stock will be issued, other than as directed by the Board of Directors of the Registrant after the Effective Date. Prior to the Effective Date, the Registrant had 200 shares of common stock issued and outstanding. As of the Effective Date, those shares shall no longer exist, and the Registrant shall issue 5,000,000 shares of common stock in respect of holders of claims and interests filed and allowed under the Plan.

         As of the Effective Date, the Board of Directors of the Registrant shall consist of up to five (5) directors, to be designated by the Creditors' Committee. The new Board of Directors of Registrant shall continue in effect until removed pursuant to applicable law or in accordance with the Registrant's corporate governance procedures. The officers of the Registrant prior to the Effective Date shall continue to serve as officers of the Registrant subsequent to the Effective Date and until such time as they may resign or be replaced by the Board of Directors.



Financial Information

         Certain financial information about the assets and liabilities of Registrant is as set forth in the Disclosure Statement.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  Exhibit No.       Description
                  -----------       -----------
                  2(a)              November Balance Sheet

                  2(b)              Plan of Reorganization Proposed by the
                                    Official Committee of Unsecured Creditors dated November 13, 2002 and supplements

                  2(c)              Order Confirming Plan of Reorganization

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TRI-STATE OUTDOOR MEDIA GROUP, INC.


Date: December 26, 2002                By: /s/ Matthew B. Holt
                                          ------------------------------
                                          Matthew B. Holt
                                          Acting Chief Financial Officer